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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                             _________________________

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  JULY 6, 1998




                                  GENE LOGIC INC.
               (Exact name of registrant as specified in its charter)



                                      DELAWARE
                   (State or other jurisdiction of incorporation)



             0-23317                              06-1411336
       (Commission File No.)          (IRS Employer Identification No.)

                              708 QUINCE ORCHARD ROAD
                            GAITHERSBURG, MARYLAND 20878
               (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code:  (301) 987-1700


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ITEM 5.   OTHER EVENTS.

     THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ASCRIBED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, THE POTENTIAL INABILITY TO COMPLETE THE MERGER TRANSACTION INVOLVING GENE LOGIC INC., A DELAWARE CORPORATION (THE "COMPANY"), GENE LOGIC ACQUISITION CORP., A DELAWARE CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF THE COMPANY ("MERGER SUB") AND ONCORMED, INC., A DELAWARE CORPORATION ("ONCORMED"), AS SCHEDULED, OR AT ALL, THE POSSIBILITY THAT SOME OR ALL OF THE OBJECTIVES OF THE MERGER WILL NOT BE ACHIEVED, POTENTIAL PROBLEMS ASSOCIATED WITH INTEGRATING THE TWO COMPANIES, INCLUDING THE RISK THAT KEY EMPLOYEES WILL CHOOSE TO LEAVE, ACCEPTANCE OF THE MERGER BY CORPORATE PARTNERS AND THE MARKET, AS WELL AS RISKS AND UNCERTAINTIES ASSOCIATED WITH THE ONGOING BUSINESSES OF THE COMPANY AND ONCORMED AS DISCUSSED IN THEIR RESPECTIVE ANNUAL REPORTS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997 AND THEIR OTHER REPORTS AND DOCUMENTS FILED PERIODICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC").

     On July 6, 1998, the Company entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), among the Company, Merger Sub and Oncormed. The description contained in this Item 5 of the transactions contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1.

     The Merger Agreement contemplates that, subject to the satisfaction of certain conditions set forth therein, including without limitation the approval and adoption of the Merger Agreement by the requisite vote of the Company's stockholders and the approval of the issuance of the Company's Common Stock in the Merger by the Company's stockholders and the approval and adoption of the Merger Agreement by the requisite vote of Oncormed's stockholders, Oncormed will be merged with and into Merger Sub (the "Merger"), whereby Merger Sub will be the surviving corporation in the Merger and a wholly owned subsidiary of the Company and the separate existence of Oncormed will cease.

     Under the terms of the Merger Agreement, approximately 4,849,815 newly issued shares of Company Common Stock (the "Total Merger Shares") will be issued in exchange for all outstanding shares of Oncormed Common Stock (including all outstanding shares of Oncormed Preferred Stock, which will be converted into Oncormed Common Stock prior to the Merger); PROVIDED, HOWEVER, that in the event the average closing price of Company Common Stock as reported on the Nasdaq National Market System for the fifteen (15) trading days ending the second day prior to the day of the Company Stockholders' Meeting (the "Closing Price") is more than $7.88, then Total Merger Shares shall equal (x) $38,204,420, divided by (y) the Closing Price.

     Each share of Oncormed Common Stock (including Oncormed Common Stock issued upon conversion of the Oncormed Preferred Stock) outstanding at the time the Merger is consummated (except for any such shares held by Oncormed as treasury stock and any such


                                      2.
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shares held by the Company, Merger Sub or any subsidiary of the Company or
Oncormed) will be converted into the right to receive that number of whole shares of Company Common Stock equal to (A) one share of Company Common Stock, multiplied by (B) the Exchange Ratio. The "Exchange Ratio" will be equal to (A) the Total Merger Shares divided by (B) the total number of shares of Oncormed Common Stock (after giving effect to the conversion of the Oncormed Preferred Stock) outstanding immediately prior to the effective time of the Merger. Cash will be paid in lieu of any fractional shares. In addition, the Company will assume outstanding warrants to purchase Oncormed Common Stock on the terms set forth in Section 1.9 of the Merger Agreement.

     The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a purchase.

     In connection with the execution of the Merger Agreement, each of the directors and executive officers of Oncormed, which include Dr. Timothy J. Triche, Dr. Douglas Dolginow, L. Robert Johnston, Jr., John Pappajohn, Dr. Leslie Alexandre, John W. Colloton, Stephen Turner and Dr. Wayne Patterson (collectively, the "Affiliates"), has entered into a Voting Agreement with the Company dated as of July 6, 1998 in the form of Voting Agreement included as Exhibit 99.2 to this Report (the "Executive's Voting Agreement"). Oncor, Inc. ("Oncor") has entered into that certain Voting Agreement with the Company dated as of July 6, 1998 attached hereto as Exhibit 99.3 (the "Oncor Voting Agreement"). Incyte Pharmaceuticals, Inc. ("Incyte") has entered into that certain Voting Agreement with the Company dated as of July 6, 1998 attached hereto as Exhibit 99.4 (the "Incyte Voting Agreement"). Each of Southbrook International Investments, Ltd., Westover Investments L.P., Montrose Investments, Ltd., Brown Simpson Strategic Growth Fund, L.P., Brown Simpson Strategic Growth Fund, Ltd. and Incyte (collectively, the "Preferred Holders") has entered into that certain letter agreement dated as of July 6, 1998 with the Company containing provisions as to the voting of securities of Oncormed, a copy of which is attached hereto as Exhibit 99.5 (the "Preferred Holder Voting Agreements"). The Affiliates, Oncor, Incyte and the Preferred Holders are referred to herein collectively as the "Voting Agreement Stockholders." The Executive's Voting Agreement, the Oncor Voting Agreement, the Incyte Voting Agreement and the Preferred Holder Voting Agreements are referred to herein collectively as the "Voting Agreements." Pursuant to the Voting Agreements, the Voting Agreement Stockholders, who collectively beneficially own approximately 48.3% of the outstanding shares of Common Stock of Oncormed (after giving effect to the conversion of the Oncormed Preferred Stock into Oncormed Common Stock) have agreed, among other things, to vote their shares in favor of the Merger. The description contained in this Item 5 of the transactions contemplated by the Voting Agreements is qualified in its entirety by reference to the full text of the Voting Agreements attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5.

     On July 7, 1998, the Company issued two press releases relating to the execution of the Merger Agreement. Copies of the press releases are attached hereto as Exhibits 99.6 and 99.7.

     A registration statement relating to the Company Common Stock to be issued in connection with the Merger has not yet been filed with the SEC, nor has a prospectus/joint proxy statement relating to the vote of the Company's and Oncormed's stockholders on the Merger, been filed with the SEC. The Company Common Stock may not be offered, nor may offers to

                                      3.
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acquire such stock be accepted, prior to the time such registration statement becomes effective. This Report shall not constitute an offer to sell or the solicitation of an offer to buy any Company Common Stock or any other security, and shall not constitute the solicitation of any vote with respect to the Merger.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

Exhibit No.   Description

  99.1 Agreement and Plan of Merger and Reorganization dated July 6, 1998 by and between the Company, Merger Sub and Oncormed.*

  99.2 Form of Voting Agreement dated as of July 6, 1998, a substantially similar version of which has been executed by the Company and each of the Affiliates.*

  99.3 Voting Agreement dated as of July 6, 1998 by and between the Company and Oncor.*

  99.4 Voting Agreement dated as of July 6, 1998 by and between the Company and Incyte.*

  99.5 Form of the letter agreement dated as of July 6, 1998, a substantially similar version of which has been executed by the Company and each of the Preferred Holders.*

  99.6 Press Release dated as of July 7, 1998 relating to the execution of the Merger Agreement.

  99.7 Press Release dated as of July 7, 1998 relating to the execution of the Merger Agreement.



* Incorporated by reference from exhibit to Schedule 13D filed with the Securities Exchange Commission by the Company on July 10, 1998.


                                      4.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENE LOGIC INC.


Dated:  July 10, 1998              By: /s/ Michael J. Brennan
                                       --------------------------------------
                                       Michael J. Brennan, M.D., Ph.D.
                                       President and Chief Executive Officer



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                              INDEX TO EXHIBITS


Exhibit No.   Description

  99.1 Agreement and Plan of Merger and Reorganization dated July 6, 1998 by and between the Company, Merger Sub and Oncormed.*

  99.2 Form of Voting Agreement dated as of July 6, 1998, a substantially similar version of which has been executed by the Company and each of the Affiliates.*

  99.3 Voting Agreement dated as of July 6, 1998, by and between the Company and Oncor.*

  99.4 Voting Agreement dated as of July 6, 1998, by and between the Company and Incyte.*

  99.5 Form of the letter agreement dated as of July 6, 1998, a substantially similar version of which has been executed by the Company and each of the Preferred Holders.*

  99.6 Press Release dated as of July 7, 1998 relating to the execution of the Merger Agreement.

  99.7 Press Release dated as of July 7, 1998 relating to the execution of the Merger Agreement.


* Incorporated by reference from exhibit to Schedule 13D filed with the Securities Exchange Commission by the Company on July 10, 1998.